FIRST EAGLE FUNDS

First Eagle High Income Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED OCTOBER 16, 2023
TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL
INFORMATION, EACH DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus and Statement of Additional Information of the First Eagle High Income Fund (the “Fund”), each dated March 1, 2023, as supplemented. Please review these matters carefully.

Important Notice Regarding Change of Name, Investment Objective, 80% Investment Policy and Principal Investment Strategies, and Addition of Two New Comparative Benchmark Indices, Fundamental Investment Restriction, New Portfolio Manager and Risk Factors

The Board of Trustees (the “Board”) of First Eagle Funds (the “Trust”) has approved the following changes for the Fund, generally to take effect on or about January 2, 2024 (the “Effective Date”):

•

The Fund will have a new name, investment objective, 80% investment policy, principal investment strategy and fundamental investment restriction, and two new comparative benchmark indices (provided for comparison purposes in the performance section of the Fund’s Prospectus) (as summarized below).

John V. Miller will be the Fund’s portfolio manager, and it is anticipated that all portfolio manager responsibilities will transfer from the Fund’s current portfolio managers to Mr. Miller in early January 2024. Mr. Miller is expected to join First Eagle Investment Management, LLC (the “Adviser”) on January 2, 2024. Additional information on Mr. Miller is provided later in this supplement.

The Adviser will also implement additional expense limitation terms to apply at least through February 28, 2025. These are further described below.

These changes do not require shareholder approval.

In the interim, the Fund’s portfolio will continue to be managed by the current portfolio management team generally in accordance with the Fund’s current investment objective and strategies, although some preliminary repositioning is also expected (for example, the Fund’s cash position and holdings in shorter-term and potentially lower yielding debt instruments may increase as other assets are sold or mature and either are not replaced or are replaced with shorter-term or lower yielding instruments).

The following summarizes the changes to the Fund’s name, investment objective, 80% investment policy and principal investment strategy, and the addition of indices and a fundamental investment restriction:

	Current	On or About the Effective Date
Name:	First Eagle High Income Fund	First Eagle High Yield Municipal Fund

Investment Objective:	Seeks to provide investors with a high level of current income.	Seeks to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective.

80% Investment Policy

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds.

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax.

This is further described in the discussion of the Fund’s fundamental investment restrictions.

Principal Investment Strategies:	To pursue its investment objective, the High	To pursue its investment objective, the Fund normally invests at least 80% of its net

Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds. Such high yield instruments may include corporate bonds and loans, municipal bonds, convertible securities, and mortgage-backed and asset-backed securities. The Fund may invest in, and count for the purposes of this 80% allotment, unrated securities or other instruments deemed by the Fund’s Adviser to be below investment grade. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds. The Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025). The Fund is a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of

values each position at the price at which it is held on the Fund’s books (generally market price).	greater than 10 years. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates.

The Fund may invest its assets in the securities of both U.S. and foreign issuers. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

The Fund may invest in securities with any investment rating or time to maturity.

The Fund invests significantly in municipal bonds that are below investment grade, commonly known as “high yield” or “junk” bonds, and may employ effective leverage through investments in inverse floaters, tender option bonds, total return swaps, interest rate swaps, credit default swaps, credit default swap indices, a line of credit, repurchase agreements and reverse repurchase agreements. Under normal market conditions, the Fund invests at least 65% of its net assets in bonds rated BB+/Ba1 or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Fund’s Adviser to be of comparable quality. The Fund may invest up to 10% of its net assets in defaulted municipal bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“Inverse Floaters”). The Fund’s investments in Inverse Floaters are designed to increase the Fund’s income and returns through this leveraged exposure. The Fund may invest in Inverse Floaters that create effective leverage of up to 30% of the Fund’s total investment exposure and the Fund will only invest in Inverse Floaters whose underlying bonds are rated A or higher.

The Fund may invest in zero coupon bonds. The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of securities in the Fund’s portfolio) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

The Fund may invest in securities with any investment rating or time to maturity.

Indices	Bloomberg U.S. Corporate High Yield Index	Bloomberg U.S. Corporate High Yield Index S&P Municipal Yield Index Lipper High Yield Municipal Debt Funds Category Average

Fundamental Investment Restrictions (a restriction is “fundamental” when it cannot be changed except pursuant to a majority vote of the Fund’s shareholders, as further described in the Fund’s Statement of Additional Information)

The Fund has a variety of fundamental investment restrictions. None of these are changing. As described in the column to the right, the Fund also is adding a new fundamental investment restriction.

The Fund has adopted a new fundamental investment restriction pursuant to Rule 35d-1 under the 1940 Act (the “Names Rule Restriction”). Pursuant to the Names Rule Restriction, the Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025).

Additional Information

Shortly after the Effective Date, John V. Miller will be appointed by the Adviser as portfolio manager for the Fund. Mr. Miller is expected to join the Adviser in January 2024 and will be head and chief investment officer of the High Yield Municipal Credit team. Previously, Mr. Miller was a senior managing director and head of municipal bonds at Nuveen Asset Management, where he worked for 27 years.

It is anticipated that all portfolio manager responsibilities will transfer from the Fund’s current portfolio managers to Mr. Miller in early January 2024.

Costs, Taxes and Similar Considerations Associated with the Transition; New Expense Limitation Terms

While management and distribution and/or service (12b-1) fees will remain unchanged (except for the temporary reductions covered in the next paragraph), the Fund’s ongoing expenses are anticipated to increase following the transition, principally as a result of interest and related expenses from using leverage as part of the Fund’s new investment strategies.

New Expense Limitation Terms

The Adviser will implement an additional expense limitation arrangement through at least February 2025. The Adviser also will waive the Fund’s management fees in full from November 1, 2023 through April 30, 2024, with the result that no management fees will be paid by the Fund during that period.

Pursuant to the new expense limitation terms, which will be effective November 1, 2023, the Adviser will contractually agree to waive and/or reimburse certain fees and expenses of Classes A, C, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest and related expense and fees paid on Fund borrowings and/or interest and related expenses from inverse floaters, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.85%, 1.60%, 0.60%, 0.95%, 0.70%, 0.60% and 0.60% of average net assets, respectively. Each of these undertakings lasts until February 28, 2025 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Classes A, C, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 0.85%, 1.60%, 0.60%, 0.95%, 0.70%, 0.60% and 0.60% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. Any waiver that is directly attributable to the management fee for the period from November 1, 2023 through April 30, 2024 will not be repaid to the Adviser.

Portfolio Turnover and Taxes

It also is anticipated that there will be significant near-term portfolio turnover, and attendant costs and tax consequences, as the new objective and strategies are implemented. The portfolio turnover costs associated with the Fund’s repositioning will be borne by the Fund. Substantially all of the Fund’s current holdings are expected to turn over.

When the Fund sells portfolio securities, the tax impact of the sales will depend on the difference between the price at which the portfolio securities are sold and the Fund’s basis in such portfolio securities. Any gain will be distributed to the Fund’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of the sale. Distributions associated with turning over the current portfolio are expected to be subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts.

Shareholders that are generally exempt from U.S. federal income tax, such as shareholders investing through tax qualified accounts, and non-U.S. shareholders will not gain additional tax benefit from the “exempt-interest dividends” that are expected to be paid by the Fund or gain any other tax benefit. To the extent the Fund’s pre-tax returns will be lower than those of funds that own taxable debt instruments of comparable quality (as is commonly the case for funds of this nature), an investment in the Fund may not be suitable investment for those kinds of investors.

The transition to a portfolio consistent with the Fund’s new investment objective and strategies will require some time to complete. However, in order to position the Fund to meet certain tax qualification requirements associated with the transition, substantial changes to the portfolio are expected to be completed by January 31, 2024. Significant portfolio turnover in a potentially limited time period (in this case, generally around the Effective Date and prior to January 31, 2024) increases the risk of exposure to unfavorable market conditions and attendant losses that might be associated with the transition.

During the transition period, it is expected that the Fund will not be as invested in income producing securities that are exempt from regular federal income taxes as will be the case once the transition is complete. As a result, the Fund is expected to pay a combination of “exempt-interest dividends” and ordinary dividends during this transitional phase, which may continue through the first quarter of 2024.

Shareholders should consult with their own tax advisors about the impact of the Fund’s transition to a portfolio consistent with the Fund’s new investment objective and strategies.

Additional Risks

There will be increased operational risks associated with the transition, which is expected to require new and additional trading and counterparty relationships, new and additional borrowing and leverage arrangements, and new and additional capabilities for the management of derivatives. Beyond the inherent risks of transition and associated complexity, there is the possibility that not all of the required or desirable operational capabilities and investment and counterparty arrangement will be fully implemented by the Effective Date. Until that time, the Fund’s flexibility to fully implement its new objective and strategies may be limited.

The following risk factors associated with the new investment objective and strategies are added under the heading “Principal Investment Risks” of the Summary Prospectus:

•	Alternative Minimum Tax Risk — All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

•

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

•

Income Risk. The Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

•	Inverse Floaters Risk — Inverse Floaters are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise, and generally will decline more than the price of a bond with a similar maturity, because of the effect of leverage. The price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust provides the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Further, as short-term interest rates rise, the interest payable on the Floaters issued by a TOB Trust also rises, leaving less residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Additionally, Inverse Floaters may lose some or all of their principal and, in some cases, the Fund could lose money in excess of its investment in Inverse Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the relevant underlying securities. The leverage effect of Inverse Floaters also may increase the Fund’s credit risk.

•

Municipal Issuer Focus Risk — The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

•

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Strategy Transition Risk — During the transition of the Fund to its current investment objective and principal investment strategies, it is expected that the Fund will not be as invested in municipal bonds that pay interest that is exempt from regular federal personal income tax as will be the case once the transition is complete. As a result, the Fund is expected to pay a combination of “exempt-

interest dividends” and ordinary dividends during this transitional phase. The Fund may be subject to a “ramp-up” period, during which it may not be fully invested or able to meet its investment objective or principal investment strategies. The Fund is expected to engage in frequent trading of its portfolio securities as part of the transition to its current investment objective and principal investment strategy (as portfolio securities associated with the prior objective and strategy are sold). Higher portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Distributions associated with such portfolio turnover are expected to be subject to federal (and potentially state and local) income tax to shareholders in non-tax qualified accounts. These effects of higher than normal portfolio turnover may adversely affect Fund performance. The Fund may liquidate investments at a less favorable price and on less favorable terms than if it would if the Fund were able to retain such investments for a longer period of time. The risk of loss increases in times of overall market turmoil or declining prices.

•

Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the Internal Revenue Service (the “IRS”), and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

•	Unrated Bond Risk — The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that unrated securities may be difficult to sell promptly at an acceptable price.

•

U.S. Territory Risk — The Fund may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal income taxes. Accordingly, the Fund may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

•

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

•

Zero Coupon Bond Risk — Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

As of the Effective Date, the following replaces the paragraph under the heading “Information about Taxes and Financial Intermediaries - Tax Information” of the Summary Prospectus:

The Fund anticipates that most of its dividends will consist of “exempt-interest dividends,” which are excludable from gross income for U.S. federal income tax purposes. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Additionally, some distributions by the Fund and any gain on the redemption or exchange of Fund shares for shares of another fund will be subject to U.S. federal income tax. See the Information on Dividends, Distributions and Taxes section for more information.

As of the Effective Date, the following risk factors will be added under the heading “More Information About the Funds’ Investments - Principal Investment Risks” of the Prospectus the chart identifying risks applicable to the Fund will be updated accordingly:

Alternative Minimum Tax Risk — Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund’s ability to effectively conduct its business could be severely compromised. The Fund and Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund and/or Adviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund and Adviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, shareholders and/or a portfolio company, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund or Adviser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Income Risk — The Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Inverse Floaters Risk — Inverse Floaters are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for the Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds, sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for the Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts. The leverage effect of Inverse Floaters also may increase the Fund’s credit risk.

Municipal Issuer Focus Risk — The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics. From time to time, the Fund’s investments may include securities that alone or together with securities held by other funds or accounts managed by the Adviser, represents a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a desirable time or price.

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Unrated Bond Risk — The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

U.S. Territory Risk — The Fund may invest in obligations of the governments of U.S. territories, commonwealths and possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from regular federal income taxes. Accordingly, the Fund may be adversely affected by local political, economic, social and environmental conditions and developments, including natural disasters, within these U.S. territories, commonwealths and possessions affecting the issuers of such obligations.

Certain municipalities in which the Fund may invest, currently experience significant financial difficulties, which may include default, insolvency or bankruptcy. As a result, securities issued by certain of these municipalities are currently considered below-investment-grade securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the payment of principal and interest, the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession.

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bond Risk — Among the debt securities in which the Fund may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

In addition, as of the Effective Date, the following will be added to Credit and Interest Rate Risk under both the heading “Principal Investment Risks” of the Summary Prospectus and the heading “More Information About the Funds’ Investments - Principal Investment Risks” of the Prospectus:

Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

In addition, when the new objective and strategies are in effect, the following will be added to Illiquid Investment Risk under the heading “Principal Investment Risks” of the Summary Prospectus and under the heading “More Information About the Funds’ Investments - Principal Investment Risks” of the Prospectus:

In addition, brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell municipal bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

In addition, as of the Effective Date, the following replaces the paragraph under the heading “Information on Dividends, Distributions and Taxes” of the Prospectus:

The tax treatment described below is intended to be the tax treatment of the Fund under Subchapter M of the Internal Revenue Code.

It is the Fund’s policy to make periodic distributions of tax-exempt income, net investment income and net realized capital gains, if any. Unless you elect otherwise, such distributions to you will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund makes distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

The Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to U.S. federal income or excise taxes on income and capital gains distributed to shareholders within applicable time limits.

The Fund anticipates that most of its dividends will consist of “exempt-interest dividends,” which are excludable from gross income for U.S. federal income tax purposes. Exempt-interest dividends are dividends that are attributable to interest on tax-exempt obligations and reported by the Fund as exempt-interest dividends. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax. Exempt-interest dividends may be taken into account in computing the taxable income of certain recipients of social security or railroad retirement benefits. Shareholders also generally may not deduct interest on indebtedness incurred to purchase or carry shares in the Fund.

The Fund does not seek to realize taxable income or capital gains. However, the Fund may realize and distribute taxable ordinary income or capital gains from time to time because of the Fund’s investment activities. The Fund’s distribution of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Distributions, if any, of the Fund’s net capital gains are generally taxable to shareholders as long-term capital gains, and distributions from short-term capital gains and net investment income are generally taxable to shareholders as ordinary income.

The Fund generally will only purchase a tax-exempt obligation if it is accompanied by an opinion of issuer’s bond counsel or, in the case of derivative securities, sponsor’s counsel, that the interest paid on those securities will not be subject to federal income tax. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Shareholders that are generally exempt from U.S. federal income tax, such as shareholders investing through tax qualified accounts, and non-U.S. shareholders will not gain additional tax benefit from the “exempt-interest dividends” that are expected to be paid by the Fund or gain any other tax benefit. Because the Fund’s pre-tax returns generally will be lower than those of funds that own taxable debt instruments of comparable quality, an investment in this Fund may not be suitable investment for those kinds of investors.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction will be subject to tax.

An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends and capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates and trusts.

Tax issues can be complicated. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By February 15 of each year, the Trust will send you a statement showing the tax status of your dividends and distributions for the prior year. There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

*  *  *  *  *

The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 1, 2023, as supplemented.